     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 23, 1997

                                                     REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                            TEAM RENTAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

             DELAWARE                              7514                             59-3227576
   (State or Other Jurisdiction        (Primary Standard Industrial              (I.R.S. Employer
of Incorporation or Organization)      Classification Code Number)            Identification Number)

                                125 BASIN STREET
                                   SUITE 210
                          DAYTONA BEACH, FLORIDA 32114
                                 (904) 238-7035
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                                 SANFORD MILLER
                           CHAIRMAN OF THE BOARD AND
                            CHIEF EXECUTIVE OFFICER
                            TEAM RENTAL GROUP, INC.
                                125 BASIN STREET
                                   SUITE 210
                          DAYTONA BEACH, FLORIDA 32114
                                 (904) 238-7035
(Name, address, including zip code, and telephone number, including area code of agent for service)

                                   COPIES TO:

                 JEFFREY M. STEIN                                    KRIS F. HEINZELMAN
                  KING & SPALDING                                  CRAVATH, SWAINE & MOORE
               191 PEACHTREE STREET                                   825 EIGHTH AVENUE
              ATLANTA, GEORGIA 30303                              NEW YORK, NEW YORK 10019
                  (404) 572-4600                                       (212) 474-1000

                             ---------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:  As soon as practicable after the effective date of the Registration Statement.
                             ---------------------
     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of
1933, check the following box.  [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-21691

     If this Form is a post-effective amendment filed pursuant to Rule 462(c)
under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  [ ]
---------------

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

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
=======================================================================================================================
                                                                 PROPOSED
            TITLE OF CLASS                     AMOUNT             MAXIMUM        PROPOSED MAXIMUM
             OF SECURITIES                     TO BE          OFFERING PRICE         AGGREGATE           AMOUNT OF
           TO BE REGISTERED                REGISTERED(1)         PER SHARE       OFFERING PRICE(2)   REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------------
Class A Common Stock, par value $.01
  per share............................   1,150,000 shares        $21.875           $25,156,250           $7,623
=======================================================================================================================

(1) Includes 150,000 shares which the Underwriters have the option to purchase solely to cover over-allotments.
(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(a).

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
================================================================================

                           INCORPORATION BY REFERENCE

     The contents of the Registration Statement on Form S-1, Registration No. 333-21691 are hereby incorporated by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Atlanta, State of Georgia on April 23, 1997.

                                          TEAM RENTAL GROUP, INC.

                                          By:        /s/ SANFORD MILLER
                                            ------------------------------------
                                                       Sanford Miller
                                                 Chairman of the Board and
                                                  Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on this 23rd day of April, 1997.

                      SIGNATURE                                             TITLE
                      ---------                                             -----

                 /s/ SANFORD MILLER                      Chairman of the Board and Chief Executive
-----------------------------------------------------      Officer (Principal Executive Officer) and
                   Sanford Miller                          Director

                          *                              President, Chief Operating Officer and
-----------------------------------------------------      Director
                    John Kennedy

                          *                              Chief Financial Officer (Principal Financial
-----------------------------------------------------      and Accounting Officer) and Director
                   Jeffrey Congdon

                          *                              Director
-----------------------------------------------------
                  Ronald D. Agronin

                          *                              Director
-----------------------------------------------------
                  Stephen L. Weber

                          *                              Director
-----------------------------------------------------
                   Jeffrey Mirkin

                          *                              Director
-----------------------------------------------------
                     Alan Liker

                          *                              Director
-----------------------------------------------------
                  James F. Calvano

                          *                              Director
-----------------------------------------------------
                  Martin P. Gregor

               *By: /s/ SANFORD MILLER
   -----------------------------------------------
                   Sanford Miller
                  Attorney-in-fact


                                 EXHIBIT INDEX

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
EXHIBIT
  NO.                             DESCRIPTION OF EXHIBIT
-------                           ----------------------
  5.1     --   Opinion of King & Spalding regarding the validity of the
               securities being registered
 23.1     --   Consent of King & Spalding (included as part of its opinion filed as Exhibit 5.1)
 23.2     --   Consent of Arthur Andersen LLP
 23.3     --   Consent of Deloitte & Touche LLP
 23.4     --   Consent of KPMG Peat Marwick LLP